THE CALVERT FUND
Calvert Income Fund
Calvert Short Duration Income Fund
Calvert Long-Term Income Fund
Calvert Ultra-Short Income Fund
Calvert Government Fund
Calvert High Yield Bond Fund
Statement of Additional Information dated January 31, 2015
Date of Supplement: March 4, 2015
Calvert Ultra-Short Income Fund – Addition of Portfolio Manager
Brian S. Ellis, CFA, of investment advisor Calvert Investment Management, Inc. ("Calvert") has been added to the portfolio management team for Calvert Ultra-Short Income Fund.
The statement of additional information is therefore revised as follows:
Add the following portfolio manager chart under “Portfolio Manager Disclosure – Other Accounts Managed by Portfolio Managers of the Funds – Calvert Ultra-Short Income Fund” on page 37 after the portfolio manager chart for Mauricio Agudelo of Calvert:
Calvert:
Brian S. Ellis, CFA

Accounts Managed (not including Calvert Ultra-Short Income Fund) as of February 28, 2015	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	1	0	0
Total Assets in Other Accounts Managed	$12,545,639	$0	$0
Number of Other Accounts in which Advisory Fee is Based on Account’s Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account’s Performance	$0	$0	$0
Under “Portfolio Manager Disclosure – Compensation of Portfolio Managers of the Funds” on page 39, add Brian S. Ellis to the heading listing the portfolio managers for Calvert.
In the chart under “Portfolio Manager Disclosure – Securities Ownership of Portfolio Managers of the Funds” on page 39, add the following information for “Calvert Ultra-Short Income Fund” (column headings are included here for ease of reference):

Fund	Firm	Name of Portfolio Manager	Fund Ownership
Calvert Ultra-Short Income Fund	Calvert	Brian S. Ellis, CFA	None (as of February 28, 2015)